SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURUSANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): April 8, 2005

Travelzoo Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-55026	36-4415727

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Indentification Number)

590 Madison Avenue, 21st Floor New York, New York	10022

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:

(212) 521-4200

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.        Departure of Directors or Principal Officers.

On April 8, 2005, Suzanna Mak, a director of the Company, advised the Company that she does not wish to be nominated to continue as a director following completion of her current term in June 2005. Ms. Mak indicated that this decision was based on other business commitments.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO INC. (Registrant)
Date: April 11, 2005	By:	/s/ Ralph Bartel
Ralph Bartel Chairman of the Board and Chief Executive Officer